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                                                                Exhibit 10.4


                                  MARIMBA, INC.

                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                   (AS AMENDED AND RESTATED OCTOBER 19, 2000)


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                                TABLE OF CONTENTS
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SECTION 1.  PURPOSE OF THE INTERNATIONAL PLAN................................. 1

SECTION 2.  ADMINISTRATION OF THE INTERNATIONAL PLAN.......................... 1
     (a)  Committee Composition............................................... 1
     (b)  Committee Responsibilities.......................................... 1

SECTION 3.  ENROLLMENT AND PARTICIPATION...................................... 1
     (a)  Offering Periods.................................................... 1
     (b)  Contribution Periods................................................ 1
     (c)  Enrollment.......................................................... 1
     (d)  Duration of Participation........................................... 1
     (e)  Applicable Offering Period.......................................... 2

SECTION 4.  EMPLOYEE CONTRIBUTIONS............................................ 2
     (a)  Frequency of Payroll Deductions..................................... 2
     (b)  Amount of Payroll Deductions........................................ 2
     (c)  Changing Withholding Rate........................................... 3
     (d)  Discontinuing Payroll Deductions.................................... 3
     (e)  Limit on Number of Elections........................................ 3

SECTION 5.  WITHDRAWAL FROM THE INTERNATIONAL PLAN............................ 3
     (a)  Withdrawal.......................................................... 3
     (b)  Re-Enrollment After Withdrawal...................................... 3

SECTION 6.  CHANGE IN EMPLOYMENT STATUS....................................... 3
     (a)  Termination of Employment........................................... 3
     (b)  Leave of Absence.................................................... 4
     (c)  Death............................................................... 4

SECTION 7.  INTERNATIONAL PLAN ACCOUNTS AND PURCHASE OF SHARES................ 4
     (a)  International Plan Accounts......................................... 4
     (b)  Purchase Price...................................................... 4
     (c)  Number of Shares Purchased.......................................... 4
     (d)  Available Shares Insufficient....................................... 5
     (e)  Issuance of Stock................................................... 5
     (f)  Unused Cash Balances................................................ 5

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.................................... 5
     (a)  Five Percent Limit.................................................. 5
     (b)  Dollar Limit........................................................ 5


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SECTION 9.  RIGHTS NOT TRANSFERABLE........................................... 6

SECTION 10.  NO RIGHTS AS AN EMPLOYEE......................................... 6

SECTION 11.  NO RIGHTS AS A STOCKHOLDER....................................... 7

SECTION 12.  SECURITIES LAW REQUIREMENTS...................................... 7

SECTION 13.  STOCK OFFERED UNDER THE INTERNATIONAL PLAN....................... 7
     (a)  Authorized Shares................................................... 7
     (b)  Anti-Dilution Adjustments........................................... 7
     (c)  Reorganizations..................................................... 7

SECTION 14.  AMENDMENT OR DISCONTINUANCE...................................... 7

SECTION 15.  DEFINITIONS...................................................... 8
     (a)  Board............................................................... 8
     (b)  Code................................................................ 8
     (c)  Committee........................................................... 8
     (d)  Company............................................................. 8
     (e)  Compensation........................................................ 8
     (f)  Contribution Period................................................. 8
     (g)  Corporate Reorganization............................................ 8
     (h)  Eligible Employee................................................... 8
     (i)  Exchange Act........................................................ 8
     (j)  Fair Market Value................................................... 9
     (o)  International Plan.................................................. 9
     (p)  International Plan Account.......................................... 9
     (k)  IPO................................................................. 9
     (l)  Offering Period..................................................... 9
     (m)  Participant......................................................... 9
     (n)  Participating Company............................................... 9
     (q)  Purchase Price...................................................... 9
     (r)  Stock............................................................... 9
     (s)  Subsidiary.......................................................... 9
     (t)  U.S. Plan.......................................................... 10


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                                  MARIMBA, INC.
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  PURPOSE OF THE INTERNATIONAL PLAN.

     The International Plan was adopted by the Board on February 2, 1999, effective as of the date of the IPO. The purpose of the International Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The International Plan is not intended to qualify under section 423 of the Code.

SECTION 2.  ADMINISTRATION OF THE INTERNATIONAL PLAN.

     (a) Committee Composition. The International Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

     (b) Committee Responsibilities. The Committee shall interpret the International Plan and make all other policy decisions relating to the operation of the International Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the International Plan. The Committee's determinations under the International Plan shall be final and binding on all persons.

SECTION 3.  ENROLLMENT AND PARTICIPATION.

     (a) Offering Periods. While the International Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each May 1 and November 1, except that the first Offering Period shall commence on the date of the IPO and end on April 30, 2001.

     (b) Contribution Periods. While the International Plan is in effect, two Contribution Periods shall commence in each calendar year. The Contribution Periods shall consist of the six-month periods commencing on each May 1 and November 1, except that the first Contribution Period shall commence on the date of the IPO and end on October 31, 1999.

     (c) Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the International Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 10 business days prior to the commencement of such Offering Period, unless otherwise provided by the Company.

     (d) Duration of Participation. Once enrolled in the International Plan, a Participant shall continue to participate in the International Plan until he or she ceases to be an Eligible

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Employee, withdraws from the International Plan under Section 5(a) or reaches the end of the Contribution Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the International Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under
Section 8(b) shall automatically resume participation at the beginning of the earliest Contribution Period ending in the next calendar year, if he or she then is an Eligible Employee.

     (e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

          (i) Once a Participant is enrolled in the International Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or (iii) below.

          (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period for which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

          (iii) Any other provision of the International Plan notwithstanding, the Company (at its sole discretion) may determine prior to the commencement of any new Offering Period that all Participants shall be re-enrolled for such new Offering Period.

          (iv) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 4.  EMPLOYEE CONTRIBUTIONS.

     (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the International Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the International Plan.

     (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10% or such lesser percentage established by the Committee from time to time. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the International Plan shall be collected in


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the currency in which the Participant is paid his or her Compensation. Any changes or fluctuations in the exchange rate at which the currency collected from the Participant through such payroll deductions is converted into U.S. Dollars on each purchase date under the International Plan shall be borne solely by the Participant.

     (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 10% or such lesser percentage established by the Committee.

     (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

     (e) Limit on Number of Elections. No Participant shall make more than two elections under Subsection (c) or (d) above within any Contribution Period.

SECTION 5.  WITHDRAWAL FROM THE INTERNATIONAL PLAN.

     (a) Withdrawal. A Participant may elect to withdraw from the International Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of a Contribution Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's International Plan Account shall be refunded to him or her in cash in the currency in which the Participant is paid, without interest. No partial withdrawals shall be permitted.

     (b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the International Plan shall not be a Participant until he or she re-enrolls in the International Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6.  CHANGE IN EMPLOYMENT STATUS.

     (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the International Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)


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     (b) Leave of Absence. For purposes of the International Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

     (c) Death. In the event of the Participant's death, the amount credited to his or her International Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 7.  INTERNATIONAL PLAN ACCOUNTS AND PURCHASE OF SHARES.

     (a) International Plan Accounts. The Company shall maintain an International Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the International Plan, such amount shall be credited to the Participant's International Plan Account. Amounts credited to International Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to International Plan Accounts.

     (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of a Contribution Period shall be the lower of:

          (i) 85% of the Fair Market Value of such share on the last trading day in such Contribution Period; or

          (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)) or, in the case of the first Offering Period under the International Plan, 85% of the price at which one share of Stock is offered to the public in the IPO.

     (c) Number of Shares Purchased. As of the last day of each Contribution Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the International Plan in accordance with Section 5(a). On the last U.S. business day of each Contribution Period, the payroll deductions, in the currency in which collected from the Participant, shall be converted into U.S. Dollars at the exchange rate in effect for that day. The amount then in the Participant's International Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's International Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 1,500 shares of Stock with respect to any Contribution Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.


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     (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during a Contribution Period exceeds the maximum number of shares remaining available for issuance under
Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the International Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Contribution Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as permitted by applicable law.

     (f) Unused Cash Balances. An amount remaining in the Participant's International Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's International Plan Account to the next Contribution Period. Any amount remaining in the Participant's International Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or
Section 13(a) shall be refunded to the Participant in cash in the currency in which the Participant is paid, without interest.

SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.

     (a) Five Percent Limit. Unless the Board elects to waive this provision, no Participant shall be granted a right to purchase Stock under the International Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

          (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

          (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

          (iii) Each Participant shall be deemed to have the right to purchase 1,500 shares of Stock under this International Plan with respect to each Contribution Period.

     (b) Dollar Limit. Any other provision of the International Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:


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          (i)    In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this International Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

          (ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this International Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

          (iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this International Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the International Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Contribution Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9.  RIGHTS NOT TRANSFERABLE.

     The rights of any Participant under the International Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the International Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the International Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the International Plan under Section 5(a).

SECTION 10. NO RIGHTS AS AN EMPLOYEE.

         Nothing in the International Plan or in any right granted under the International Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.


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SECTION 11. NO RIGHTS AS A STOCKHOLDER.

     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the International Plan until such shares have been purchased on the last day of the applicable Contribution Period.

SECTION 12. Securities Law Requirements.

     Shares of Stock shall not be issued under the International Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 13. STOCK OFFERED UNDER THE INTERNATIONAL PLAN.

     (a) Authorized Shares. The number of shares of Stock available for purchase in the aggregate over the term of the International Plan and the U.S. Plan shall be 500,000 (subject to adjustment pursuant to this Section 13). Share issuances under the U.S. Plan shall reduce on a share-for-share basis the number of shares available for issuance under this International Plan. As of January 1 of each year, commencing with the year 2000, the aggregate number of shares of Stock available for purchase during the life of the International Plan and U.S. Plan shall automatically increase by a number equal to the lesser of (a) 2% of the total number of shares of Stock then outstanding or (b) 500,000.

     (b) Anti-Dilution Adjustments. The aggregate number of shares of Stock offered under the International Plan, the 1,500-share limitation described in
Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

     (c) Reorganizations. Any other provision of the International Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Contribution Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the International Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The International Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14. AMENDMENT OR DISCONTINUANCE.

     The Board shall have the right to amend, suspend or terminate the International Plan at any time and without notice. In addition, any other amendment of the International Plan shall be


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subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The International Plan was amended by the Board on October 19, 2000 to increase the share limitation described in
Section 7(c) from 500 shares to 1,500 shares.

SECTION 15. DEFINITIONS.

     (a) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means a committee of the Board, as described in Section 2.

     (d) "Company" means Marimba, Inc., a Delaware corporation.

     (e) "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

     (f) "Contribution Period" means a six-month period during which contributions may be made toward the purchase of Stock under the International Plan, as determined pursuant to Section 3(b).

     (g) "Corporate Reorganization" means:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

     (h) "Eligible Employee" means any employee of a Participating Company who is not a U.S. citizen or is a U.S. citizen working abroad who is not paid in U.S. currency, if his or her customary employment is for more than five months per calendar year and for more than 20 hours per week.

The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the International Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the International Plan.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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     (j) "Fair Market Value" means the market price of Stock, determined by the
Committee as follows:

          (i) If the Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

          (ii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

          (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported
                                   -----------------------
directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

     (k) "International Plan" means this Marimba, Inc. International Employee Stock Purchase Plan, as it may be amended from time to time.

     (l) "International Plan Account" means the account established for each Participant pursuant to Section 7(a).

     (m) "IPO" means the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

     (n) "Offering Period" means a 24-month period with respect to which the right to purchase Stock may be granted under the International Plan, as determined pursuant to Section 3(a).

     (o) "Participant" means an Eligible Employee who elects to participate in the International Plan, as provided in Section 3(c).

     (p) "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee or the Board as a Participating Company.

     (q) "Purchase Price" means the price at which Participants may purchase Stock under the International Plan, as determined pursuant to Section 7(b).

     (r) "Stock" means the Common Stock of the Company.

     (s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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     (t) "U.S. Plan" means the Company's employee stock purchase plan for employees of the Company who are residents of the United States.


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